                                                                  EXHIBIT 10.96


                        AMENDMENT NO. 15 TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT



                 THIS AMENDMENT NO. 15 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Fifteenth Amendment") is entered into as of the 16th day of August, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").


                                R E C I T A L S

                 A. Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO") and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of May 10, 1989 (the "Restated Loan Agreement") that evidences a loan from GREFCO to Borrower (the "Modified Loan") that is secured by, among other things, Receivables Collateral.

                 B. The Modified Loan and Restated Loan Agreement was amended by an Amendment Number One to Amended and Restated Loan and Security Agreement dated June 14, 1989 (the "First Amendment"), by an Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 16, 1990 (the "Second Amendment"), by an Amendment No. 3 to Amended and Restated Loan and Security Agreement dated May 31, 1991 (the "Third Amendment"), by an Amendment No. 4 to Amended and Restated Loan and Security Agreement dated January 13, 1992 (the "Fourth Amendment"), by an Amendment No. 5 to Amended and Restated Loan and Security Agreement dated February 23, 1993 (the "Fifth Amendment"), by an Amendment No. 6 to Amended and Restated Loan and Security Agreement dated June 28, 1993 (the "Sixth Amendment"), by an Amendment No. 7 to Amended and Restated Loan and Security Agreement dated January 24, 1994 (the "Seventh Amendment"), by an Amendment No. 8 to Amended and Restated Loan and Security Agreement dated as of April 15, 1994 (the "Eighth Amendment"), by an Amendment No. 9 to Amended and Restated Loan and Security Agreement dated as of August 31, 1994 (the "Ninth Amendment"), by an Amendment No. 10 to Amended and Restated Loan and Security Agreement dated as of January 26, 1995 (the "Tenth Amendment"), by an Amendment No. 11 to Amended and Restated Loan and Security Agreement dated as of September 22, 1995 (the "Eleventh Amendment"), by an Amendment No. 12 to Amended and Restated Loan and Security Agreement dated as of September 29, 1995 (the "Twelfth Amendment"), by an Amendment No. 13 to Amended and Restated Loan and Security Agreement dated as of December 13, 1995 (the "Thirteenth Amendment") and by an Amendment No. 14 to Amended and Restated Loan and Security Agreement dated as of June 5, 1996. The Restated Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment and this Fifteenth Amendment and all other documents evidencing or executed in connection with the Loan are referred to hereinafter as the "Loan Documents." The Restated Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment, and the Fourteenth Amendment, is referred to hereinafter as the "Loan Agreement." The loan contemplated by the Loan Agreement, as amended by this Fifteenth Amendment, is referred to hereinafter as the "Loan." All capitalized terms used in this Fifteenth Amendment will have the meanings assigned to such terms in the Loan Agreement unless those terms are otherwise defined herein.

                 C. GREFCO was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a plan of liquidation, GREFCO was liquidated into GFC. Further, pursuant to such plan of liquidation, GREFCO assigned the Note and all of GREFCO's rights under the Loan Agreement and other Documents to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation.

                 D. Borrower has requested and Lender has agreed to further modify the Loan in accordance with the terms of and subject to the conditions contained in this Fifteenth Amendment in order to increase the Maximum Loan Amount.

                 E. Borrower has further requested and Lender has agreed to further modify the Loan in accordance with the terms of and subject to the conditions contained in this Fifteenth Amendment in order to fund additional Tower Advances, as defined in the Thirteenth Amendment, in an amount in excess of that which is set forth in the Thirteenth Amendment.

                 NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Fifteenth Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, Lender and Borrower agree as follows:

                 1. LOAN AGREEMENT. Provided the conditions precedent described in Paragraph 4 of this Fifteenth Amendment are met to the satisfaction of Lender, which satisfaction will be evidenced by Lender's execution of this Fifteenth Amendment unless otherwise provided herein, the Loan Agreement is hereby further modified as follows:

                          1.1 The Loan Agreement is hereby amended by adding to Article I the following definitions:



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                          "Fifteenth Amendment":  shall mean this Amendment
         No. 15 to Amended and Restated Loan and Security Agreement.

                          1.2     The definition of the following terms in
         Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment, and Fourteenth Amendment are hereby amended and restated in their entirety to read as follows:

                          "Aloha Bay Phase I Mortgage": shall mean the Aloha Bay Phase I Mortgage, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Documents":  shall mean the Note, the First
         Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Fifteenth Amendment, the Office Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note, the Winnick Building Addition Note, the Ida Building Addition Note, the Towers Note, the Guarantee, the Deed of Trust, the Headquarters Deed of Trust, the Ida Building One Deed of Trust, the Ida Building Two Deed of Trust, the Aloha Bay Phase I Mortgage, the Winnick Building Addition Deed of Trust, the Ida Building Addition Deed of Trust, the FCFC Deed of Trust, the Assignments, the Contracts, the Instruments, the Agency Agreement, the Oversight Agreement, this Agreement, and all other documents and instruments executed in connection with the Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.

                          "FCFC Deed of Trust": shall mean the FCFC Deed of Trust, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Headquarters Deed of Trust": shall mean the Headquarters Deed of Trust, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Ida Building Addition Deed of Trust": shall mean the Ida Building Addition Deed of Trust, together with any and all renewals, extensions, amendments,





                                        - 3 -
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         replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Ida Building One Deed of Trust": shall mean the Ida Building One Deed of Trust, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Ida Building Two Deed of Trust": shall mean the Ida Building Two Deed of Trust, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          "Maximum Loan Amount": shall mean Fifty Seven Million United States Dollars (U.S. $57,000,000.00), including the outstanding principal balance of the (i) 2.5 Million Loan Advance;
         (ii) FCFC Advance; (iii) Receivables Over-Advances; (iv) Aloha Bay Phase I Acquisition Advance; (v) Aloha Bay Phase I Renovation Advances, and (vi) each of the Advances made under the Mortgage Loan Facility.

                          "Note": shall mean the Note, as modified by that Amendment No. 1 to Amended and Restated Promissory Note dated April 16, 1990, as further modified by the Amendment No. 2 to Amended and Restated Promissory Note dated May 31, 1991, as further modified by the Amendment No. 3 to Amended and Restated Promissory Note dated January 13, 1992, as further modified by an Amendment No. 4 to Amended and Restated Promissory Note dated August 31, 1994, and as further amended by an Amendment No. 5 to Amended and Restated Promissory Note described in Paragraph 4 of the Fifteenth Amendment.

                          "Towers Note": shall mean the Towers Note, as modified and amended pursuant to the Amendment No. 1 to Promissory Note (Towers Lobby) described in Paragraph 4 of the Fifteenth Amendment.

                          "Winnick Building Addition Deed of Trust": shall mean the Winnick Building Addition Deed of Trust, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

                          1.3 Paragraph 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  "2.1     Upon Borrower's request, subject to
                 the conditions precedent stated in Article V hereof and the provisions of Paragraph 4 of the





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                 Tenth Amendment, Lender hereby agrees that the Loan will be disbursed to Borrower, from time to time, in periodic advances, but in no event after the Borrowing Term has expired, in amounts not to exceed those (except as may result from Receivables Over-Advances as provided for in Paragraph 4 of the Tenth Amendment) determined by subtracting (i) the excess of the unpaid principal balance outstanding under the Loan at the time of each Advance over the aggregate outstanding principal balance of the 2.5 Million Loan Advance, of the FCFC Advance, of the Receivables Over-Advances, of the Aloha Bay Phase I Acquisition Advance, of the Aloha Bay Phase I Renovation Advances, and of each of the Advances made under the Mortgage Loan Facility from (ii) the Borrowing Base, determined as of the date thereof after giving effect to all Eligible Receivables then assigned to (and not reassigned by) Lender; provided, however, that the outstanding principal amount of the Loan together with the outstanding principal amount of any and all indebtedness of VSR to Lender shall not exceed at any time the Maximum Loan Amount, and; provided, further, that the combined principal amount of any and all indebtedness of VSR and/or Borrower to Lender which is secured by Receivables Collateral encumbering Units shall not exceed $30,000,000 or be less than $5,000,000 at any time, and the combined principal amount of any and all indebtedness of VSR and/or Borrower to Lender which is secured by Receivables Collateral encumbering Lots shall not exceed $30,000,000 at any time."

                 2.       TOWERS ADVANCES.

                          2.1 Under the provisions of the Thirteenth Amendment, Lender agreed to make Towers Advances in an amount not to exceed the lesser of (a) $700,000 or (b) 90% of the bona fide out-of-pocket costs and expenses incurred by Borrower through the date of such Advance in connection with the Towers Lobby Expansion, all as more fully set forth in the Thirteenth Amendment. Borrower has requested that Lender make Tower Advances in excess of the limitation on the amount set forth in the Thirteenth Amendment. The parties therefore agree that Tower Advances shall not exceed, in the aggregate, the lesser of (a) $1,286,126 or (b) 90% of the bona fide out-of-pocket costs and expenses incurred by Borrower through the date of such Advance in connection with the Tower Lobby Expansion, all as more fully set forth in the Thirteenth Amendment. The parties hereby acknowledge and agree that the total cumulative amount of Towers Advances, as of the date of this Fifteenth Amendment, equals $700,000.

                          2.2     Further, pursuant to the Thirteenth
         Amendment, the principal balance of the Towers Note was to be repaid through the Towers Note Principal Reduction Fee. In consideration of Lender's agreement to increase the maximum





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         amount of the Towers Advances, the parties hereby agree that from and after the date hereof, the Towers Note Principal Reduction Fee shall equal $350.00.

                 3. GENERAL CONDITION PRECEDENT TO MORTGAGE THE LOAN FACILITY. In addition to all other conditions precedent to Lender's obligation to make an advance of the Mortgage Loan Facility, Borrower shall pay to Lender the applicable Mortgage Loan Commitment Fee with respect to such Advance.

                 4. CONDITIONS PRECEDENT. The modifications described in Paragraph 1 of this Fifteenth Amendment will not become effective until Borrower has delivered to Lender each of the following documents and items, all of which are to be properly completed, executed and otherwise satisfactory in form and substance to Lender, in its sole discretion:

                          4.1 Borrower shall have delivered to Lender the following executed documents, all in form satisfactory to Lender:


                                  (a)      This Fifteenth Amendment;

                                  (b)      The Amendment No. 5 to Amended and
                 Restated to Promissory Note;

                                  (c)      The Amendment No. 1 to Promissory
                 Note (Towers Lobby);

                                  (d)      The Fourth Modification of Deed of
                 Trust, Assignment of Rents and Security Agreement;

                                  (e)      The Fourth Modification of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [Headquarters];

                                  (f)      The Third Modification of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building One];

                                  (g)      The Second Modification of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building Two];

                                  (h) The Second Modification of Mortgage, Assignment of Rents and Proceeds and Security Agreement [Aloha Bay Phase I];

                                  (i)      The First Modification of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [Winnick Building Addition];





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                                  (j)      The First Amendment of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building Addition];

                                  (k)      The First Amendment of Deed of
                 Trust, Assignment of Rents and Proceeds and Security Agreement [FCFC Property];

                                  (l)      An opinion from Borrower's and
                 Guarantor's counsel, which counsel must be acceptable to Lender, with respect to such matters as Lender shall reasonably require;

                                  (m)      From the Guarantor of the Loan, a
                 "Consent of Guarantor";

                                  (n)      A corporate resolution of Borrower;

                                  (o)      A corporate resolution of Guarantor;

                                  (p)      Such other documents or instruments
                 required by Lender to fully perfect the liens and security interests of Lender described or contemplated herein;

                                  (q)      Such other items as Lender may
                 require.

                          4.2 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Commonwealth Land Title Insurance Company with respect to the Headquarters Deed of Trust assuring that the Headquarters Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the Fourth Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Headquarters].

                          4.3 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Chicago Title Insurance Company with respect to the Ida Building One Deed of Trust assuring that the Ida Building One Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the Third Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building One].

                          4.4 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Chicago Title Insurance Company with respect to the Ida Building Two Deed of Trust assuring that the Ida Building Two Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the Second Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building Two].

                          4.5 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Commonwealth Land Title Insurance Company with respect to the Aloha Bay Phase I Mortgage assuring that the Aloha Bay Phase I Mortgage continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the Second Modification of Mortgage, Assignment of Rents and Proceeds and Security Agreement [Aloha Bay Phase I].

                          4.6 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Chicago Title Insurance Company with respect to the Winnick Building Addition Deed of Trust assuring that the Winnick Building Addition Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the First Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Winnick Building Addition].

                          4.7 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Chicago Title Insurance Company with respect to the Ida Building Addition Deed of Trust assuring that the Ida Building Addition Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the First Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building Addition].

                          4.8 Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by

         Commonwealth Land Title Insurance Company with respect to the FCFC Deed of Trust assuring that the FCFC Deed of Trust continues to be a first and prior lien on the property which is the subject matter thereof subject only to such additional exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the First Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [FCFC].

                          4.9 There shall have occurred no material adverse change in any real property or in the business or financial condition of the Borrower and Guarantor since the date of the last financial statement submitted to Lender.

                          4.10 Unless waived in writing by Lender, Lender shall have reviewed and approved a current UCC, tax lien, judgment and litigation search on Borrower and Guarantor.

                          4.11 Borrower shall have paid, or shall have assumed the obligation or otherwise provided for the payment of all closing costs, title company charges, recording fees and taxes, appraisal fees and expenses, survey fees, travel expenses, architect/engineer inspection fees and expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation and closing of this Fifteenth Amendment.

                          4.12 Lender shall be satisfied that Borrower is in compliance with all terms, covenants and conditions of the Loan Agreement and that there exists no Event of Default or event that with the passage of time or the giving of notice or both would constitute an Event of Default under the Loan Agreement.

                 5. COMMISSIONS. Lender shall not be obligated to pay any loan commission and/or brokerage fee in connection with the Advances of the Loan made pursuant to this Fifteenth Amendment. Borrower shall pay any and all such commissions and fees, if any, and hereby agrees to indemnify, defend and hold harmless Lender from any claim for any such commissions or fees. Lender represents and warrants to Borrower that Lender has no knowledge of broker involvement in the transactions contemplated by this Fifteenth Amendment.

                 6. INDEBTEDNESS ACKNOWLEDGED. Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Borrower under the Loan Agreement or any of the other Documents, with or without notice or lapse of time.

                 7. VALIDITY OF DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO.

                 8. REAFFIRMATION OF WARRANTIES. Except to the extent, if any, that the information in Exhibit 8.3(a) to the Loan Agreement has been supplemented by Exhibit "A" attached hereto, or waived by Lender in writing, Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

                 9. RATIFICATION OF TERMS AND CONDITIONS. All terms, conditions and provisions of the Loan Agreement, including the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment, Fourteenth Amendment and of each of the other Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Fifteenth Amendment and any of the other Documents, the provisions of this Fifteenth Amendment shall control.

                 10. OTHER WRITINGS. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Fifteenth Amendment.

                 11. EFFECTIVENESS OF AMENDMENT. This Fifteenth Amendment shall not be effective until the same is executed and accepted by Lender in the State of Arizona.

                 IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

PREFERRED EQUITIES CORPORATION,        FINOVA CAPITAL CORPORATION,
a Nevada corporation                   a Delaware corporation



By:______________________________      By:_____________________________________
   Donald R. Middleton                 Title:__________________________________
   Vice President

State of Arizona              )
                              )
County of Maricopa            )

          This instrument was acknowledged before me on August 16, 1996 by Donald R. Middleton as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation.

                                        ________________________________________
                                                           Notary


                                        (My commission expires:________________)


State of Arizona              )
                              )
County of Maricopa            )


          This instrument was acknowledged before me on August 16, 1996 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                        _______________________________________
                                                            Notary


                                        (My commission expires:________________)

                                  EXHIBIT "A"

                          REAFFIRMATION OF WARRANTIES



                                   LITIGATION


                 Attached hereto as Schedule 1 is a list of all litigation matters involving Preferred Equities Corporation which supplements and updates information previously delivered to Lender pursuant to Section 8.3 of the Loan Agreement.



                              FINANCIAL CONDITION

                 Reference is made to the audited financial statements of Preferred Equities Corporation for the year ended August 31, 1995 and to the unaudited financial statements of Preferred Equities Corporation for the nine-month period ended May 31, 1996, copies of which have previously been delivered to Lender, for information concerning the current financial condition and results of operations of Preferred Equities Corporation as of those dates. Such statements update and supplement all prior financial statements furnished to Lender.

                               AMENDMENT NO. 7 TO
                          LOAN AND SECURITY AGREEMENT



                 THIS AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (the "Seventh Amendment") is entered into as of this 16th day of August, 1996 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").

                                    RECITALS

                 A. Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO") and Vacation Spa Resorts, Inc., a Tennessee corporation ("VSR") entered into a Loan and Security Agreement dated as of March 30, 1989 (the "Original Loan Agreement") that evidenced a loan from GREFCO to VSR (the "Original Loan") that is secured by, among other things, Receivables Collateral.

                 B. The Original Loan and Original Loan Agreement were amended by an Amendment Number One to Loan and Security Agreement and Promissory Note dated June 14, 1989 (the "First Amendment"), an Amendment No. 2 to Loan and Security Agreement dated April 16, 1990 (the "Second Amendment"), an Amendment No. 3 to Loan and Security Agreement dated May 31, 1991 (the "Third Amendment"), an Amendment No. 4 to Loan and Security Agreement dated February 23, 1993 (the "Fourth Amendment"), an Amendment No. 5 to Loan and Security Agreement dated October 15, 1993 (the "Fifth Amendment") and an Amendment No. 6 to Loan and Security Agreement dated August 31, 1994 (the "Sixth Amendment"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and this Seventh Amendment and all other documents evidencing or executed in connection with the Loan are referred to hereinafter as the "Documents." The Original Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment is referred to hereinafter as the "Loan Agreement." The Loan contemplated by the Loan Agreement, as amended by this Seventh Amendment, is referred to hereinafter as the "Loan." All capitalized terms in this Seventh Amendment will have the meanings assigned to such terms in the Loan Agreement unless those terms are otherwise defined herein.

                 C. GREFCO was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a plan of liquidation, GREFCO has been liquidated into GFC. Further pursuant to such plan of liquidation, GREFCO has assigned the Note and all of GREFCO's rights under the Loan Agreement and other

Documents to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation.

                 D. Pursuant to that Agreement and Plan of Merger dated as of July 24, 1992 by and between Borrower and VSR, and those Articles of Merger of Vacation Spa Resorts, Inc. with and into Preferred Equities Corporation dated as of March 10, 1993, VSR was, effective March 11, 1993, merged into Borrower. As a result of such Merger, Borrower has succeeded to all rights and privileges of VSR and has become responsible and liable for all liabilities and obligations of VSR.

                 E. Pursuant to that certain Assumption Agreement (With Consent and Agreement of Guarantor) dated June 28, 1993 between Lender and Borrower, Borrower acknowledged and agreed that it was irrevocably and unconditionally liable for the repayment of Loan and for the payment, performance and observance of all of the Obligations, covenants, representations and warranties of VSR as set forth in the Documents as if Borrower was an original party to the Documents.

                 F. Borrower has requested and Lender has agreed to further modify the Loan in accordance with the terms of, and subject to the conditions contained in, this Seventh Amendment in order to increase the Maximum Loan Amount.

                 NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Seventh Amendment and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, Lender and Borrower agree as follows:

                 1. LOAN AGREEMENT. Provided the conditions precedent described in Paragraph 2 of this Seventh Amendment are met to the satisfaction of Lender, which satisfaction will be evidenced by Lender's execution of this Seventh Amendment unless otherwise provided herein, the Loan Agreement is hereby further modified as follows:

                 1.1      The Loan Agreement is hereby amended by adding to
                          Article I the following definitions:

                                  "Note":  shall mean the Note as modified by
                 the Amendment No. 1 of the Loan and Security Agreement and Promissory Note dated June 14, 1989, as further modified by Amendment No. 2 to Promissory Note dated April 16, 1990, as further modified by an Amendment No. 3 to Promissory Note dated May 31, 1991, as further modified by an Amendment No. 4 to Promissory Note dated August 31, 1994, and as further amended by an Amendment No. 5 to Promissory Note described in Paragraph 2 of the Seventh Amendment.

                                  "Seventh Amendment":  shall mean this
                 Amendment No. 7 to Loan and Security Agreement.

                          1.2     The definitions of the following terms in
         Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment are hereby deleted or amended and restated in their entirety to read as follows:

                                  "Maximum Loan Amount":  shall mean Fifty Seven
                 Million United States Dollars (U.S. $57,000,000.00).

                 2. CONDITIONS TO MODIFICATION. The modifications described in Paragraph 1 of this Seventh Amendment will not be effective until Borrower has delivered to Lender each of the following documents and items, all of which are to be properly completed, executed and otherwise satisfactory in form and substance to Lender, in its sole discretion:

                          (a)     This Seventh Amendment;

                          (b) From the Trustee (Reno), a Joinder of Trustee in the form attached;

                          (c) An "Amendment No. 5 to Promissory Note" in a form acceptable to Lender;

                          (d) From the Guarantor of the Loan, a "Consent of Guarantor" in a form acceptable to Lender;

                          (e)     A corporate resolution of the Borrower;

                          (f)     A corporate resolution of Mego;

                          (g) Such documents as Lender shall request to evidence the valid existence and good standing of Borrower and Guarantor;

                          (h) An opinion from Borrower's and Guarantor's counsel, in form and substance satisfactory to Lender, as to such matters as Lender may reasonably require; and

                          (i) Such other items as Lender may reasonably require.

                 3. INDEBTEDNESS ACKNOWLEDGED. Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Documents, with or without notice or lapse of time.

                 4. VALIDITY OF DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO.

                 5. REAFFIRMATION OF WARRANTIES. Except to the extent, if any, that the information in Exhibit 8.3(a) to the Loan Agreement has been supplemented by Exhibit "A" attached hereto, Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

                 6. RATIFICATION OF TERMS AND CONDITIONS. All terms, conditions and provisions of the Loan Agreement, including the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment and of each of the other Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended thereby or hereby. In the event of any conflict between the terms and conditions of this Seventh Amendment and any of the other Documents, the provisions of this Seventh Amendment shall control.

                 7. OTHER WRITINGS. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Seventh Amendment.

                 8. EFFECTIVENESS OF AMENDMENT. This Seventh Amendment shall not be effective until the same is executed and accepted by Lender in the State of Arizona.

        IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By:____________________________________
                                           Donald R. Middleton
                                           Vice President


                                        FINOVA CAPITAL CORPORATION,
                                        a Delaware corporation


                                        By:____________________________________
                                        Its:___________________________________



State of Arizona              )
                              )
County of Maricopa            )

          This instrument was acknowledged before me on August 16, 1996 by Donald R. Middleton as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation.

                                        ________________________________________
                                                            Notary


                                        (My commission expires:_______________)

State of Arizona              )
                              )
County of Maricopa            )


          This instrument was acknowledged before me on August 16, 1996 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                        _______________________________________
                                                             Notary


                                        (My commission expires:_______________)

                               JOINDER OF TRUSTEE


To:              FINOVA CAPITAL CORPORATION


                 The undersigned is the Trustee under that Amended, Restated and Consolidated Trust Agreement - Reno Spa Resort Club, dated March 19, 1990, between Bank of America Nevada, as Trustee, and Preferred Equities Corporation, a Nevada corporation, the successor-in-interest to Vacation Spa Resorts, Inc., a Tennessee corporation, as Trustor and Beneficiary (the "Trust (Reno)"). All initial capitalized terms not otherwise specifically defined herein shall have the meaning set forth in that Loan and Security Agreement dated March 30, 1989, and all amendments thereto, by and between FINOVA Capital Corporation (previously known as Greyhound Financial Corporation and the successor-in-interest to Greyhound Real Estate Finance Company) and Preferred Equities Corporation (as successor-in-interest to Vacation Spa Resorts, Inc.). The undersigned is executing this Joinder for the limited purpose of:

                 (a) Evidencing its agreement that it will not transfer its interest in the Trust (Reno) other than in accordance with the provisions of the Trust (Reno);

                 (b) Disclaiming an interest in any property, property rights or entitlements that do not constitute Trust Assets (as defined in the Trust (Reno)), except to the extent that any beneficiary under the Trust (Reno) may have an interest in such property, property rights or entitlements; and

                 (c) Evidencing its acknowledgment of the assignment and/or encumbrance of the Borrower's beneficial interest in the Trust (Reno) as contemplated by the Loan Agreement (as amended by the Seventh Amendment); provided, however, that nothing contained herein or in the Loan Agreement (as amended by the Seventh Amendment) is intended or shall be construed to impose any personal obligation or liability on the part of the undersigned for payment of any of the obligations or the performance of any duty or responsibility of Borrower under the Loan Agreement.

                                        BANK OF AMERICA NEVADA, a Nevada
                                        banking corporation, as Trustee
                                        under the Amended, Restated and
                                        Consolidated Trust Agreement - Reno
                                        Spa Resort Club, dated March 19, 1990


                                        By:____________________________________

                                        Title:_________________________________

                                  EXHIBIT "A"

                          REAFFIRMATION OF WARRANTIES



                                   LITIGATION

                 Attached hereto as Schedule 1 is a list of all litigation matters involving Preferred Equities Corporation which supplements and updates information previously delivered to Lender pursuant to Section 8.3 of the Loan Agreement.



                              FINANCIAL CONDITION

                 Reference is made to the audited financial statements of Preferred Equities Corporation for the year ended August 31, 1995 and to the unaudited financial statements of Preferred Equities Corporation for the nine-month period ended May 31, 1996, copies of which have previously been delivered to Lender, for information concerning the current financial condition and results of operations of Preferred Equities Corporation as of those dates. Such statements update and supplement all prior financial statements furnished to Lender.

                               AMENDMENT NO. 5 TO
                      AMENDED AND RESTATED PROMISSORY NOTE



                 THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED PROMISSORY NOTE (this "Amendment") entered into as of this 16th day of August, 1996, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation, successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation ("Lender"), is made with reference to the following:

                                R E C I T A L S

                 Maker previously executed and delivered to Lender an Amended and Restated Promissory Note dated as of May 10, 1989, in the original principal amount of $14,000,000.00 (the "Note") to evidence the Loan (the "Modified Loan") made pursuant to the terms of that Amended and Restated Loan and Security Agreement of even date therewith between Maker and Lender (the "Restated Loan Agreement").

                 The Restated Loan Agreement was amended by an Amendment No. One to Amended and Restated Loan and Security Agreement between Lender and Maker dated June 14, 1989 (the "First Amendment"), by an Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 16, 1990 (the "Second Amendment"), by an Amendment No. 3 to Amended and Restated Loan and Security Agreement dated May 31, 1991 (the "Third Amendment"), by an Amendment No. 4 to Amended and Restated Loan and Security Agreement dated January 13, 1992 (the "Fourth Amendment"), by an Amendment No. 5 to Amended and Restated Loan and Security Agreement dated February 23, 1993 (the "Fifth Amendment"), by an Amendment No. 6 to Amended and Restated Loan and Security Agreement dated June 28, 1993 (the "Sixth Amendment"), by an Amendment No. 7 to Amended and Restated Loan and Security Agreement dated January 24, 1994 (the "Seventh Amendment"), by an Amendment No. 8 to Amended and Restated Loan and Security Agreement dated April 15, 1994 (the "Eighth Amendment"), by an Amendment No. 9 to Amended and Restated Loan and Security Agreement dated as of August 31, 1994 (the "Ninth Amendment"), by an Amendment No. 10 to Amended and Restated Loan and Security Agreement dated as of January 26, 1995 (the "Tenth Amendment"), by an Amendment No. 11 to Amended and Restated Loan and Security Agreement dated as of September 22, 1995 (the "Eleventh Amendment"), by an Amendment No. 12 to Amended and Restated Loan and Security Agreement dated as of September 29, 1995 (the "Twelfth Amendment"), by an Amendment No. 13 to Amended and Restated Loan and Security Agreement dated as of December 13, 1995 (the "Thirteenth Amendment"), and by an Amendment No. 14 to Amended and

Restated Loan and Security Agreement dated as of June 5, 1996 (the "Fourteenth Amendment"). The Restated Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment and Fourteenth Amendment, is hereinafter collectively referred to as the "Loan Agreement."

                 The Modified Loan, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment and Fourteenth Amendment, is hereinafter collectively referred to as the "Loan."

                 The Note was amended by an Amendment No. 1 to Amended and Restated Promissory Note executed by Maker and Lender dated April 16, 1990 (the "First Note Amendment"), by an Amendment No. 2 to Amended and Restated Promissory Note executed by Maker and Lender dated May 31, 1991 (the "Second Note Amendment"), by an Amendment No. 3 to Amended and Restated Promissory Note dated January 13, 1992 (the "Third Note Amendment"), and by an Amendment No. 4 to Amended and Restated Promissory Note dated August 31, 1994 (the "Fourth Note Amendment"). The Note, as amended by the First Note Amendment, the Second Note Amendment, the Third Note Amendment and the Fourth Note Amendment, is hereinafter referred to as the "Amended Note."

                 Greyhound Real Estate Finance Company ("GREFCO") was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a Plan of Liquidation, GREFCO was liquidated into GFC. Further, pursuant to such Plan of Liquidation, GREFCO has assigned the Amended Note and all of GREFCO's rights under the Loan Agreement to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation. Lender is the owner and holder of the Amended Note.

                 Maker and Lender have, as of even date herewith, entered into an Amendment No. 15 to Amended and Restated Loan and Security Agreement which, among other things, amends the Loan Agreement to permit the maximum principal amount of the Loan to be increased to as much as U.S. $57,000,000.00, subject to the terms and conditions provided therein, and Maker and Lender wish to make conforming changes to the Amended Note.

                 NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                 1. The Amended Note is hereby amended to be in the amount of "U.S. $57,000,000.00."

                 2. The first paragraph of the Amended Note is hereby amended in its entirety to read as follows:

                          "FOR VALUE RECEIVED, the undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at New York, New York, or such other placeas the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of FIFTY SEVEN MILLION UNITED STATES DOLLARS ($57,000,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided below."

                 3. Maker hereby ratifies and confirms the Amended Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Amended Note for all purposes.

                 IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By_____________________________________
                                          Donald R. Middleton, Vice President

                                                                        "MAKER"


                                        FINOVA CAPITAL CORPORATION,
                                        a Delaware corporation


                                        By_____________________________________

                                        Its____________________________________
                                                                       "LENDER"
State of Arizona              )
                              )
County of Maricopa            )

          This instrument was acknowledged before me on August 16, 1996 by Donald R. Middleton as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation.

                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)


State of Arizona             )
                             )
County of Maricopa           )

          This instrument was acknowledged before me on August 16, 1996 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.



                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)

                               AMENDMENT NO. 5 TO
                                PROMISSORY NOTE



                 THIS AMENDMENT NO. 5 TO PROMISSORY NOTE ("Amendment") entered into as the 16th day of August, 1996, between PREFERRED EQUITIES CORPORATION, a Nevada corporation, successor-in-interest to Vacation Spa Resorts, Inc., a Tennessee corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation, successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation ("Lender"), is made with reference to the following:

                                R E C I T A L S

                 Maker previously executed and delivered to Lender a Promissory Note dated as of March 30, 1989, in the principal amount of Nine Million and No/100 United States Dollars (U.S. $9,000,000.00) (the "Original Note"), to evidence the loan (the "Original Loan") made pursuant to the terms of that Loan and Security Agreement of even date therewith between Maker and Lender (the "Original Loan Agreement").

                 The Original Loan Agreement and Original Note were amended by an Amendment No. 1 to Loan and Security Agreement and Promissory Note between Lender and Maker dated June 14, 1989 (the "First Amendment"); by an Amendment No. 2 to Loan and Security Agreement dated April 16, 1990 (the "Second Loan Agreement Amendment") and by an Amendment No. 2 to Promissory Note dated April 16, 1990 (the "Second Note Amendment"); by an Amendment No. 3 to Loan and Security Agreement dated May 31, 1991 (the "Third Loan Agreement Amendment") and an Amendment No. 3 to Promissory Note dated May 31, 1991 (the "Third Note Amendment"); by an Amendment No. 4 to Loan and Security Agreement dated February 23, 1993 (the "Fourth Loan Agreement Amendment"); by an Amendment No. 5 to Loan and Security Agreement dated October 15, 1993 (the "Fifth Loan Agreement Amendment"); by an Amendment No. 6 to Loan and Security Agreement dated August 31, 1994 (the "Sixth Loan Agreement") and an Amendment No. 4 to Promissory Note dated August 31, 1994 (the "Fourth Note Amendment"). The Original Loan Agreement, as amended by the First Amendment, the Second Loan Agreement Amendment, the Third Loan Agreement Amendment, the Fourth Loan Agreement Amendment, the Fifth Loan Agreement Amendment and the Sixth Loan Agreement Amendment is hereinafter referred to as the "Loan Agreement."

                 The Original Loan, as amended by the First Amendment, the Second Loan Agreement Amendment, the Third Loan Agreement Amendment, the Fourth

Loan Agreement Amendment, the Fifth Loan Agreement Amendment and the Sixth Loan Agreement Amendment, is hereinafter referred to as the "Loan."

                 The Original Note, as amended by the First Amendment, the Second Note Amendment, the Third Note Amendment and the Fourth Note Amendment, is hereinafter referred to as the "Note."

                 Greyhound Real Estate Finance Company ("GREFCO") was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a plan of liquidation, GREFCO was liquidated into GFC. Further, pursuant to such plan of liquidation, GREFCO has assigned the Note and all of GREFCO's rights under the Loan Agreement and the Loan to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation. Lender is the owner and holder of the Note.

                 Pursuant to that Agreement and Plan of Merger dated as of July 24, 1992, by and between Maker and Vacation Spa Resorts, Inc., a Tennessee corporation ("VSR"), and those Articles of Merger of Vacation Spa Resorts, Inc. with and into Preferred Equities Corporation dated as of March 10, 1993, VSR was, effective March 11, 1993, merged into Maker. As a result of such merger, Maker has succeeded to all rights and privileges of VSR and has become responsible and liable for all liabilities and obligations of VSR. Pursuant to that certain Assumption Agreement (with Consent and Agreement of Guarantor) dated June 28, 1993 between Maker and Lender, Maker acknowledged and agreed that it was irrevocably and unconditionally liable for the repayment of the Loan and for the payment, performance and observance of all of the obligations, covenants, representations and warranties of VSR as set forth in the Loan Agreement and the Note as if Maker was an original party to the Loan Agreement and the Note.

                 Maker and Lender have, as of even date herewith, entered into an Amendment No. 7 to Loan and Security Agreement which, among other things, amends the Loan Agreement to permit the maximum principal amount of the Loan to be increased to as much as Fifty Seven Million United States Dollars (U.S. $57,000,000.00), and Maker and Lender wish to make conforming changes to the Note.

                 NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

1.       The Note is hereby amended to be in the amount of "U.S.
$57,000,000.00."

                 2. The first paragraph of the Note is hereby amended in its entirety to read as follows:

                          "FOR VALUE RECEIVED, the undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at New York, New York, or such other place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of FIFTY SEVEN MILLION UNITED STATES DOLLARS (U.S. $57,000,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided below."

                 3. Maker hereby ratifies and confirms the Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Note for all purposes.

                 IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        _______________________________________
                                        Donald R. Middleton
                                        Vice President

                                                                        "MAKER"


                                        FINOVA CAPITAL CORPORATION,
                                        a Delaware corporation



                                        By_____________________________________
                                        Its____________________________________

                                                                       "LENDER"

State of Arizona     )
                     )
County of Maricopa   )

          This instrument was acknowledged before me on August 16, 1996 by Donald R. Middleton as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation.


                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)



State of Arizona              )
                              )
County of Maricopa            )


          This instrument was acknowledged before me on August 16, 1996 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.



                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)

                       AMENDMENT NO. 1 TO PROMISSORY NOTE
                                 [TOWERS LOBBY]

                 THIS AMENDMENT NO. 1 TO PROMISSORY NOTE [TOWERS LOBBY] (this "Amendment") entered into as of this 16th day of August, 1996, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                R E C I T A L S

                 Maker previously executed and delivered to Lender a Promissory Note dated December 13, 1995, in the original principal amount of $700,000.00 (the "Towers Note") to evidence the Loan (the "Towers Loan") made pursuant to the terms of that Amendment No. 13 to Amended and Restated Loan and Security Agreement dated December 13, 1995 between Maker and Lender (said Amended and Restated Loan and Security Agreement, as so amended and as thereafter amended, the "Loan Agreement").

                 Maker and Lender have, as of even date herewith, entered into an Amendment No. 15 to Amended and Restated Loan and Security Agreement which, among other things, amends the Loan Agreement to permit the maximum principal amount of the Towers Loan to be increased to as much as U.S. $1,286,126.00.

                 NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                 1. The Towers Note is hereby amended to be in the amount of "U.S. $1,286,126.00."

                 2. The first paragraph of the Towers Note is hereby amended in its entirety to read as follows:

                          "FOR VALUE RECEIVED, the undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to ONE MILLION TWO HUNDRED EIGHTY-SIX THOUSAND, ONE HUNDRED TWENTY-SIX UNITED STATES DOLLARS (U.S. $1,286,126.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided below."

                 3. Maker hereby ratifies and confirms the Towers Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Towers Note for all purposes.

                 IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.



                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        _______________________________________
                                        Donald R. Middleton
                                        Vice President

                                                                        "MAKER"


                                        FINOVA CAPITAL CORPORATION,
                                        a Delaware corporation



                                        By_____________________________________
                                        Its____________________________________

                                                                       "LENDER"

State of Arizona              )
                              )
County of Maricopa            )

          This instrument was acknowledged before me on August 16, 1996 by Donald R. Middleton as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation.


                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)



State of Arizona              )
                              )
County of Maricopa            )


          This instrument was acknowledged before me on August 16, 1996 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.


                                        _______________________________________
                                                          Notary


                                        (My commission expires:_______________)





                                      -3-